Exhibit 99-2


UNAUDITED INTERIM FINANCIAL STATEMENTS



                            CENTRAL NEWSPAPERS, INC.

          UNAUDITED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                                JUNE 25,      DECEMBER 26,
                                                                  2000            1999
                                                              ------------    ------------
                                                                     (IN THOUSANDS)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................   $  20,538       $  27,643
  Marketable securities.....................................       1,374           4,396
  Accounts receivable (net of allowances of $3,066 and
   $3,305)................................................        81,819         100,221
  Notes receivable..........................................                      34,341
  Inventories...............................................       9,525          11,396
  Deferred income taxes.....................................       6,859           6,533
  Other current assets......................................       9,165           7,215
                                                                --------        --------
  Total current assets......................................     129,280         191,745
                                                                --------        --------
PROPERTY, PLANT AND EQUIPMENT:
  Land......................................................      18,835          18,898
  Buildings and improvements................................     138,068         136,951
  Leasehold improvements....................................       1,674           1,636
  Machinery and equipment...................................     434,019         427,668
  Construction in progress..................................      21,695           3,270
                                                                --------        --------
                                                                 614,291         588,423
     Less accumulated depreciation..........................     341,234         322,838
                                                                --------        --------
                                                                 273,057         265,585
                                                                --------        --------
OTHER ASSETS:
  Land held for development.................................       5,249           5,229
  Goodwill and other intangibles............................      79,401         120,207
  Investment in affiliates..................................      81,227           9,802
  Other.....................................................      67,944          55,698
                                                                --------        --------
                                                                 233,821         190,936
                                                                --------        --------
TOTAL ASSETS................................................    $636,158        $648,266
                                                                --------        --------

                            CENTRAL NEWSPAPERS, INC.

               UNAUDITED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                                JUNE 25,      DECEMBER 26,
                                                                  2000            1999
                                                              ------------    ------------
                                                                     (IN THOUSANDS)

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable..........................................    $ 27,169       $  32,421
  Short-term bank debt and notes payable....................     209,233          27,789
  Accrued compensation......................................      22,226          27,281
  Dividends payable.........................................       4,974           5,360
  Accrued expenses and other liabilities....................      18,435          16,649
  Federal and state income taxes............................       2,293          12,803
  Deferred revenue..........................................      23,259          31,619
                                                                --------        --------
     Total current liabilities..............................     307,589         153,922
                                                                --------        --------
DEFERRED INCOME TAXES.......................................      29,489          29,626
                                                                --------        --------
LONG-TERM DEBT..............................................                     200,000
                                                                --------        --------
POSTRETIREMENT AND OTHER NONCURRENT LIABILITIES.............      99,742          97,097
                                                                --------        --------
REDEEMABLE PREFERRED STOCK ISSUED BY SUBSIDIARY.............      18,920          18,920
                                                                --------        --------
SHAREHOLDERS' EQUITY:
  Preferred stock -- issuable in series:
     Authorized -- 25,000,000 shares
     Issued -- none
  Class A common stock -- without par value:
     Authorized -- 150,000,000 shares
     Issued and outstanding -- 32,729,690 and 33,146,031
      shares................................................      46,902          38,953
  Class B common stock -- without par value:
     Authorized -- 130,000,000 shares
     Issued and outstanding -- 55,336,010 and 55,356,010
      shares................................................          55              55
  Retained earnings.........................................     135,944         110,250
  Unamortized value of restricted stock.....................      (2,788)         (3,018)
  Accumulated other comprehensive income....................         305           2,461
                                                                --------        --------
                                                                 180,418         148,701
                                                                --------        --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY..................    $636,158        $648,266
                                                                --------        --------

                            CENTRAL NEWSPAPERS, INC.

                 UNAUDITED CONSOLIDATED STATEMENT OF INCOME

                                                            13 Weeks Ended        26 Weeks Ended
                                                          June 25    June 27   June 25      June 27
                                                           2000        1999      2000         1999
                                                          -------    -------   -------      -------
                                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING REVENUES:
  Advertising...........................................  $150,646   $150,148  $294,334     $293,318
  Circulation...........................................    37,857     38,621    77,784       78,430
  Other.................................................    11,035     13,359    28,336       23,415
                                                          --------   --------  --------     --------
                                                           199,538    202,128   400,454      395,163
                                                          --------   --------  --------     --------
OPERATING EXPENSES:
  Compensation..........................................    64,587     64,975   132,076      130,113
  Newsprint and ink.....................................    26,962     26,009    53,790       55,394
  Other operating costs.................................    52,121     53,619   109,238      103,622
  Depreciation and amortization.........................    12,635     12,937    25,969       25,352
  Work force reduction cost.............................     1,242        292     1,242          292
  Gain on sale of subsidiary............................                        (34,154)
                                                          --------   --------  --------     --------
                                                           157,547    157,832   288,161      314,773
                                                          --------   --------  --------     --------
OPERATING INCOME........................................    41,991     44,296   112,293       80,390
OTHER INCOME (principally investment income)............     1,727      1,652     5,184        3,604
OTHER EXPENSES (principally interest expense)...........    (4,102)    (3,639)   (8,260)      (7,826)
                                                          --------   --------  --------     --------
INCOME BEFORE INCOME TAXES..............................    39,616     42,309   109,217       76,168
PROVISION FOR INCOME TAXES..............................    14,895     16,922    42,225       30,637
                                                          --------   --------  --------     --------
INCOME BEFORE MINORITY INTEREST AND EQUITY IN
  AFFILIATES ..........................................     24,721     25,387    66,992       45,531
MINORITY INTEREST IN SUBSIDIARIES.......................                 (112)                  (267)
EQUITY IN NET EARNINGS (LOSS) OF AFFILIATES.............    (5,173)      (182)   (6,918)         (75)
                                                          --------   --------  --------     --------
NET INCOME..............................................  $ 19,548   $ 25,093  $ 60,074     $ 45,189
                                                          --------   --------  --------     --------
NET INCOME PER COMMON SHARE:
  Basic.................................................  $   0.51   $   0.61  $   1.56     $   1.11
  Diluted...............................................  $   0.50   $   0.60  $   1.52     $   1.07

DIVIDENDS DECLARED PER CLASS A COMMON SHARE               $   0.13   $   0.12  $   0.26     $   0.24

AVERAGE COMMON SHARES OUTSTANDING:
(combined Class A and equivalent Class B shares)
  Basic.................................................    38,216     40,901    38,419       40,827
  Diluted...............................................    39,262     42,171    39,472       42,173

                            CENTRAL NEWSPAPERS, INC.

                   UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                     26 Weeks Ended
                                                                 JUNE 25,      JUNE 27,
                                                                  2000           1999
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
OPERATING ACTIVITIES:
  Net income................................................   $  60,074     $   45,189
  Items which did not use (provide) cash:
    Depreciation and amortization...........................      25,969         25,352
    Postretirement and pension benefits.....................         984          3,911
    Gain on disposition of assets...........................                     (1,742)
    Minority interest in earnings of subsidiaries...........         662            267
    Equity loss in Affiliate................................       6,918             75
    Deferred income taxes...................................      (2,341)           474
    Amortization of restricted stock awards.................         855            859
    Other...................................................     (38,122)           378
    Net proceeds from trading securities....................                     12,690
    Net change in other current assets and liabilities......      16,101         11,306
                                                               ---------      ---------
       Net cash provided by operating activities............      71,100         98,759
                                                               ---------      ---------
INVESTING ACTIVITIES:
  Purchases of property, plant and equipment................     (33,651)       (14,510)
  Acquisitions..............................................                    (17,681)
  Other.....................................................      (5,922)        (2,756)
                                                               ---------      ---------
       Net cash used in investing activities................     (39,573)       (34,947)
                                                               ---------      ---------
FINANCING ACTIVITIES:
  Cash dividends paid.......................................      (9,964)        (9,789)
  Dividends paid to minority interest.......................        (993)        (2,060)
  Proceeds from exercise of stock options...................       5,469          1,528
  Repayments of debt........................................      (7,830)       (45,017)
  Repurchase of common stock................................     (25,314)
                                                               ---------      ---------
       Net cash used in financing activities................     (38,632)       (55,338)
                                                               ---------      ---------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS............      (7,105)         8,474
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD................    27,643         24,774
                                                               ---------      ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD....................   $  20,538     $   33,248
                                                               ---------      ---------
SUPPLEMENTAL CASH FLOW INFORMATION:
  Income taxes paid.........................................   $  58,426     $   26,090
  Interest paid.............................................       7,795          7,343
  Issuance of restricted stock, net.........................         625          3,056

                            CENTRAL NEWSPAPERS, INC.
                   Notes to Consolidated Financial Statements
                                   (Unaudited)

1. Central Newspapers, Inc. and its subsidiaries ("Central") is a media and information company. Through its flagship newspapers, The Arizona Republic and The Indianapolis Star, Central publishes the only major dailies in the greater Phoenix metropolitan area and central Indiana, and also operates those markets' leading local Internet portals, azcentral.com in Arizona and indy.com in Indianapolis. Central also owns and operates several smaller newspapers as well as other related media and information businesses.

In a Form 8-K filing dated June 29, 2000, Central reported that it had entered into an agreement and plan of merger to be acquired by Gannett Co., Inc. ("Gannett"). On August 1, 2000, Gannett announced that it had completed its cash tender offer for the outstanding Class A Common Stock and Class B Common Stock of Central and had assumed control of Central's operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses as of and for the period ending with the financial reporting date. Actual results could differ from those estimates.

2. The accompanying unaudited consolidated financial statements do not include all of the information and disclosures that are normally included in Form 10-K and the annual report to shareholders. These financial statements should be read in conjunction with Central's audited consolidated financial statements and related notes for the year ended December 26, 1999. The accompanying consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. The consolidated statement of financial position at December 26, 1999, has been derived from audited financial statements. In the opinion of Central's management, the unaudited consolidated financial statements reflect all adjustments which are necessary to present fairly, Central's financial position, results of operations and cash flows for the interim periods presented. All adjustments are of a normal recurring nature. Such statements are not necessarily indicative of the results to be expected for the full year.

3. Basic EPS is computed based upon the weighted average number of common shares outstanding in each year. The Class B common stock is included in the computation as if converted to Class A common stock at a ratio of 10 shares of Class B common stock to one share of Class A common stock. Diluted EPS includes the effect of stock options granted under Central's Stock Compensation Plan and Long Term Incentive Plan.

4. Certain amounts in the financial statements have been reclassified to conform with the 2000 presentation.